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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

1-800 CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 924-9800

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 6, 2003 announcing its operating and financial results for the first quarter ended March 29, 2003.

Item 9. Regulation FD Disclosure (including Item 12 information)

        In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is being furnished under Item 12, "Results of Operations and Financial Condition."

        On May 6, 2003, 1-800 CONTACTS, INC. (the "Company") issued a press release announcing its operating and financial results for the first quarter ended March 29, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

        In accordance with the interim guidance of the Securities and Exchange Commission in SEC Release No. 33-8216, the Company is furnishing the information required by "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K under "Item 9. Regulation FD Disclosure" and information contained in this report (including the exhibit hereto) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.
Date: May 6, 2003	By:	/s/ JONATHAN C. COON Name: Jonathan C. Coon Title: President and Chief Executive Officer

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure (including Item 12 information)
SIGNATURES